SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported): October 19, 1999


                       PLUM CREEK TIMBER COMPANY, INC.
           (Exact name of registrant as specified in its charter)


     Delaware                   1-10239                    91-1912863
  (State or other      (Commission File Number)          (IRS Employer
  jurisdiction of                                   Identification Number)
  incorporation or
  organization)



                        999 Third Avenue, Suite 2300
                       Seattle, Washington 98104-4096
                         Telephone: (206) 467-3600




Item 5.  OTHER EVENTS

     On October 19, 1999, Plum Creek Timber Company, Inc. issued a press release announcing its financial results for the third quarter and first nine months of 1999. The text of the press release is attached to this Report as Exhibit 99.1


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1  Press Release, dated October 19, 1999

Forward-looking Statements

     This Report contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, which are generally identified by words such as "may," "should," "seeks," "believes," "expects," "intends," "estimates," "projects," "strategy" and similar expressions or the negative of those words. Forward looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in the statements. These risks and uncertainties, many of which are not within the company's control, include, but are not limited to, the cyclical nature of the forest products industry, our ability to harvest our timber, our ability to execute our acquisition strategy, and regulatory constraints. These risks are detailed from time to time in our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made, and neither the company nor its management undertakes any obligation to update or revise any forward-looking statements. It is likely that if one or more of the risks and uncertainties materializes, the current expectations of the Company and its management will not be realized.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PLUM CREEK TIMBER COMPANY, INC.
                                          -------------------------------
 		                                       (Registrant)


                                          By:/s/ William R. Brown
                                          -----------------------
                                          William R. Brown
                                          Executive Vice President and
                                          Chief Financial Officer


Date:  October 19, 1999


Exhibit Index
-------------

Exhibit           Description
-------           -----------

99.1              Press Release, dated October 19, 1999




Exhibit 99.1


Contact:                Emilio Ruocco
                        Director, Investor Relations
                        (206) 467-3618 or 1-800-858-5347
                        www.plumcreek.com


           PLUM CREEK TIMBER COMPANY ANNOUNCES FINANCIAL RESULTS
                       FOR THIRD QUARTER OF 1999
                                  --
                QUARTERLY CASH DIVIDEND OF $0.57 PER SHARE


     SEATTLE, WASHINGTON -- October 19, 1999 -- Plum Creek Timber Company, Inc. (NYSE: PCL) today announced its financial results for the third quarter and first nine months of 1999.

     Earnings for the quarter were $45.6 million, or $0.72 per share, compared with $16.0 million, or $0.16 per Unit, last year. Earnings for the nine months were $86.0 million, or $1.32 per share, compared with $53.5 million, or $0.61 per Unit, last year. The quarter's earnings include a one-time, non-cash tax benefit of $14.0 million, or $0.22 per share, resulting from a required transfer of manufacturing operations to taxable corporate subsidiaries as part of the Company's conversion to a Real Estate Investment Trust (REIT). The reported earnings per share are not comparable to prior years since REIT earnings represent income per share, while historical Master Limited Partnership (MLP) earnings per Unit represented earnings allocable to limited partners after the deduction of the general partner's interest and incentive allocations.

     On July 1, 1999, the Company converted from a MLP to a REIT and financial results are now reported in accordance with accounting principles for REITs. Therefore, reported revenues are not comparable with prior periods because REIT accounting excludes revenues from unconsolidated manufacturing subsidiaries. Reflecting that change, reported revenues for the quarter were $52.0 million compared to $174.5 million last year, and for the nine months were $414.6 million compared with $510.6 million last year. On a comparable basis, including the unconsolidated manufacturing subsidiaries, revenues would have been $200.8 million and $563.3 million for the quarter and nine months, as compared with $174.5 million and $510.6 million, respectively, in the prior year periods.

     EBITDA, defined as operating income plus depreciation, depletion and amortization, was $73.9 million for the quarter and $191.9 million for the nine months. The figure is inclusive of the unconsolidated subsidiaries, and compares to $50.5 million and $151.3 million for the comparable year-earlier periods.

     The Company also stated that the quarterly cash dividend to shareholders would be $0.57 per share, payable on November 24, 1999, to stockholders of record as of November 12, 1999.

     Rick R. Holley, President and Chief Executive Officer noted, "We are very pleased with both our operating performance and our financial results, which were excellent. In addition to overall pricing improvement, the results reflect productivity enhancements at all our manufacturing facilities and excellent cost performance in our resources business."

     During the quarter, the continued strong U.S. economy and housing market pushed overall lumber and plywood prices significantly higher, and improved log prices for our Northwest timber operations.

     As a result, prices for the Company's Northwest lumber products were 13% above the third quarter of 1998, with Southern Region lumber prices up 8% over the year ago period. Strong demand in industrial markets pushed plywood prices 20% above the third quarter of 1998, and better overall demand drove Medium Density Fiberboard (MDF) prices up 4% from the same period a year ago.

     Domestic log prices in the Cascade Region averaged 19% above the prior year third quarter due to strong lumber markets, while export log markets were generally stable. Rocky Mountain Region log prices were up 3% over the third quarter of 1998 from strong product markets. Log and pulpwood prices in the Southern Region were weaker than in the third quarter of 1998, by 9% and 5% respectively, due to a general oversupply of logs related to dry weather and favorable harvesting conditions throughout the region. Northeast Region log and pulpwood prices were unchanged from the second quarter of 1999.

     Plum Creek is one of the largest timberland owners in the nation with timberlands and mills located in the Northwestern, Southern and Northeastern regions of the United States.

Forward-looking Statements
--------------------------

     This press release contains forward-looking statements within the meaning of the Private Litigation Reform Act of 1995, which are generally identified by words such as "may," "should," "seeks," "believes," "expects," "intends," "estimates," "projects," "strategy" and similar expressions or the negative of those words. Forward looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those projected, expressed or implied in the statements. These risks and uncertainties, many of which are not within the company's control, include, but are not limited to, the cyclical nature of the forest products industry, our ability to harvest our timber, our ability to execute our acquisition strategy, and regulatory constraints. These risks are detailed from time to time in our filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made, and neither the company nor its management undertakes any obligation to update or revise any forward-looking statements. It is likely that if one or more of the risks and uncertainties materializes, the current expectations of the Company and its management will not be realized.